FULTON FINANCIAL
CORPORATION

P.O. Box 4887
One Penn Square
Lancaster, Pennsylvania 17604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 13, 2005

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Wednesday, April 13, 2005, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

    ELECTION OF DIRECTORS.  To elect seven directors for the terms specified.

    AMENDMENT OF THE ARTICLES OF INCORPORATION.  To approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 400 million shares to 600 million shares.

    OTHER BUSINESS.  To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on February 24, 2005 shall be entitled to be given notice of, and to vote at, the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                                                           BY ORDER OF THE BOARD OF DIRECTORS
                                                                                               GEORGE R. BARR, JR.
                                                                                                           Secretary

Enclosures
March 10, 2005

PROXY STATEMENT

Dated and To Be Mailed on or about: March 10, 2005

FULTON FINANCIAL
CORPORATION

P.O. Box 4887, One Penn Square
Lancaster, Pennsylvania 17604
(717) 291 2411

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 13, 2005

TABLE OF CONTENTS

                                                                                                                                                 PAGE

GENERAL	1
Introduction	1
Date, Time and Place of Meeting	2
Shareholders Entitled to Vote	2
Purpose of Meeting	2
Solicitation of Proxies	2
Revocability and Voting of Proxies	2
Voting of Shares and Principal Holders Thereof	3
Recommendation of the Board of Directors	4
Shareholder Proposals	4
Contacting the Board of Directors	4
Code of Conduct	5
SELECTION OF DIRECTORS	5
General Information	5
Procedure for Shareholder Nominations	5
Director Qualifications	6
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	6
General Information	6
Information about Nominees and Continuing Directors	7
Security Ownership of Directors, Nominees and Management	9
Vote Required for Proposal No. 1	11
PROPOSAL NO. 2 - APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION	11
General Information	11
Vote Required for Proposal No. 2	12
INFORMATION CONCERNING EXECUTIVE OFFICERS	13
Executive Officers	13
Executive Compensation	13
INFORMATION CONCERNING DIRECTORS	18
Meetings and Committees of the Board of Directors	18
Executive Sessions	20
Annual Meeting Attendance	20
Compensation of Directors	20
Transactions with Directors and Executive Officers	21
Section 16(a) Beneficial Ownership Reporting Compliance	21
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS	21
Audit Fees	22
Audit Related Fees	22
Tax Fees	22
All Other Fees	23
ADDITIONAL INFORMATION	23
OTHER MATTERS	24
EXHIBITS	24
Exhibit A - Report of Audit Committee	24

GENERAL

Introduction

     Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank, The Peoples Bank of Elkton, Skylands Community Bank, Premier Bank, Resource Bank and First Washington State Bank. In addition, Fulton Financial Corporation has the following direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Reinsurance Company, Ltd. (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies), Fulton Financial Advisors, National Association (which offers fiduciary and investment services), Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), FFC Penn Square, Inc. (a holder of trust preferred securities), PBI Capital Trust, Premier Capital Trust II, Resource Capital Trust II and Resource Capital Trust III (issuers of trust preferred securities) and Virginia Financial Services, LLC (management consulting services).

     On January 11, 2005, Fulton Financial Corporation entered into a definitive agreement to acquire SVB Financial Services, Inc. (SVB), of Somerville, New Jersey. SVB is a $475 million bank holding company whose primary subsidiary is Somerset Valley Bank, which operates eleven community-banking offices in Somerset, Hunterdon and Middlesex Counties, New Jersey.

     Under the terms of the merger agreement, the conversion of each outstanding share of SVB's common stock will be exchanged into either .9519 shares of the Corporation's common stock; $21.00 in cash (the "Cash Consideration"); or a combination of the Common Stock and the Cash Consideration. At a minimum, 20%, and, at a maximum, 40%, of SVB's outstanding shares will receive the Cash Consideration. In addition, each outstanding option will be exchanged at the option holder's election into Common Stock, the number and exercise price of which shall be based on the Conversion Ratio or cash equal to the number of shares subject to the option, times the difference between $21.00 and the exercise price of the option. A minimum of 20%, and a maximum of 40%, of SVB's outstanding options will receive the Cash Consideration.

     As a result of the acquisition, SVB will merge into Fulton Financial Corporation and Somerset Valley Bank will become a wholly owned subsidiary of Fulton Financial Corporation. The acquisition is expected to be completed in the third quarter of 2005.

     The meeting to which this Proxy Statement relates will be the twenty-third Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting

     The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Wednesday, April 13, 2005, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote

     Only those shareholders of record at the close of business on February 24, 2005 shall be entitled to receive notice of, and to vote at, the meeting.

Purpose of Meeting

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect seven directors for the terms specified herein; (ii) to approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 400 million shares to 600 million shares; and (iii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Wednesday, April 13, 2005, and any adjournments thereof.

     The expense of soliciting proxies will be borne by Fulton Financial Corporation. The Corporation has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, Fulton Financial Corporation will pay Georgeson a fee of $8,500 and reimburse it for certain out-of-pocket disbursements and expenses. In addition to the use of the mails and the proxy solicitor, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. A shareholder may revoke any proxy given pursuant to this solicitation by delivering written notice of revocation to George R. Barr, Jr., Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the seven nominees identified in this Proxy Statement and FOR the approval to amend the Articles of Incorporation. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

     Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee (Fulton Financial Advisors, National Association) in accordance with the instructions of each participant as set forth in the separate voting instruction card sent to the participant with respect to such shares. To allow sufficient time for the Plan Trustee to vote, participants' voting instructions must be received by April 8, 2005. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by April 8, 2005, will be voted by the Plan Trustee FOR the election of the seven nominees identified in the Proxy Statement and FOR the approval to amend the Articles of Incorporation.

Voting of Shares and Principal Holders Thereof

     At the close of business on February 24, 2005, which is the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding ____________ shares of common stock. There is no other class of stock outstanding. As of the record date, _____________ shares of Fulton Financial Corporation common stock were held by Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, as sole fiduciary. The shares held by Fulton Financial Advisors, National Association as sole fiduciary represent in the aggregate approximately ____ percent of the total shares outstanding and will be voted FOR the election of the seven nominees identified in this Proxy Statement and FOR the approval to amend the Articles of Incorporation.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws.

     In the case of the election of directors, the seven candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

     Under the Articles of Incorporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required to approve the proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 400 million shares to 600 million shares.

     To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees identified in this Proxy Statement and FOR the approval to amend the Articles of Incorporation.

Shareholder Proposals

     Shareholder proposals intended to be presented at the 2006 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 10, 2005, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2006 Annual Meeting. A shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

     In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton Financial Corporation common stock for at least one year before the date the proposal is submitted. The shareholder must continue to hold that stock through the date of the 2006 Annual Meeting.

     Any shareholder submitting a shareholder proposal to Fulton Financial Corporation must also provide Fulton Financial Corporation with a written statement verifying ownership of stock and confirming the shareholder's intention to continue to hold the stock through the date of the 2006 Annual Meeting. The shareholder, or a qualified representative, must attend the 2006 Annual Meeting to present the proposal.

Contacting the Board of Directors

     Any shareholder of Fulton Financial Corporation who desires to contact the Board of Directors may do so by writing to: Board of Directors, Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604. These written communications will be provided to the Chair of the Executive Committee of the Board of Directors who will determine further distribution based on the nature of the information in the communication. For example, communications concerning accounting, internal accounting controls or auditing matters will be shared with the Chair of the Audit Committee of the Board of Directors.

Code of Conduct

     Fulton Financial Corporation has had a Code of Conduct ("Code") for two decades that governs the conduct of its directors, officers and employees. The Code was revised last year to comply with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards, and Fulton Financial Corporation provides the Code to each director, officer and employee. A copy of the Code of Conduct can be obtained, without cost, by writing to the Corporate Secretary at: Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604.

SELECTION OF DIRECTORS

General Information

     The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the Board of Directors shall determine the number of directors in each class of directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

Procedure for Shareholder Nominations

     Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the sixth day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Director Qualifications

     In considering individuals nominated for board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual's professional and personal qualifications, including business experience, education and community and charitable activities; and the individual's familiarity with the communities in which Fulton Financial Corporation is located or is seeking to locate. In 2004, the Board of Directors formed a nominating committee of the Board, whose members are independent and are responsible for recommending director nominees to the independent members of the Board of Directors. The charter for the nominating committee is available on Fulton Financial Corporation's web site: www.fult.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

     The Board of Directors has fixed the number of directors at eighteen1. There are eleven continuing directors whose terms of office will expire at either the 2006 Annual Meeting or the 2007 Annual Meeting. The Board of Directors has nominated the following persons for election to the Board of Directors for the terms specified below:

For a Term of Two Years - Class of 2007

Thomas W. Hunt

For a Term of Three Years - Class of 2008

Patrick J. Freer	Abraham S. Opatut
Carolyn R. Holleran	Mary Ann Russell
Donald W. Lesher, Jr	Gary A. Stewart

     Each of the above nominees is presently a director of Fulton Financial Corporation. The independent directors of the Board at a regular board meeting on January 18, 2005, unanimously approved their nomination. In addition, with the exception of Directors Holleran, Russell and Stewart, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Director Hunt - Resource Bank; Director Freer -

1 In the Agreement and Plan of Merger with SVB, Fulton Financial Corporation agreed to add one director to its board from SVB's current board following the closing. That action will likely occur in the third quarter of 2005 and will increase board membership to nineteen.

Lebanon Valley Farmers Bank; Director Lesher - Lebanon Valley Farmers Bank; and Director Opatut - First Washington State Bank. The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees listed above.

In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Information about Nominees and Continuing Directors

     Information concerning the seven persons nominated by the Board for election to the Board of Directors of Fulton Financial Corporation at the 2005 Annual Meeting and concerning the eleven continuing directors is set forth below, including whether they were determined by the Board of Directors to be independent for purposes of the NASDAQ listing standards approved by the Securities and Exchange Commission ("SEC") on November 4, 2003. For some directors, years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

NOMINEES

CLASS OF 2007

(Two-Year Term)

THOMAS W. HUNT, (Independent) age 49. Vice President, Summit Enterprises, Inc. (investment management company). Director since 2004.

NOMINEES

CLASS OF 2008

(Three-Year Term)

PATRICK J. FREER, (Independent) age 55. President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996.

CAROLYN R. HOLLERAN, (Independent) age 66. Retired Partner, Jerlyn Associates (real estate investments). Director since 1994.

DONALD W. LESHER, JR., (Independent) age 60. Retired President, Lesher Mack Sales and Service (truck dealership). Director since 1998.

ABRAHAM S. OPATUT, age 58. President, Colonial Marketing Associates (wholesale foods). Director since 2005.

MARY ANN RUSSELL, (Independent) age 69. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991.

GARY A. STEWART, (Independent) age 57. Partner, Stewart Associates (real estate developer). Director since 2001.

CONTINUING DIRECTORS

CLASS OF 2006

(Three-Year Term)

JEFFREY G. ALBERTSON, (Independent) age 64. Attorney, Albertson Ward (law firm). Director since 1996.

CRAIG A. DALLY, (Independent) age 48. Attorney, Pierce & Dally, LLP (law firm). Director since 2000. Mr. Dally is a member of the Pennsylvania House of Representatives, serving District 138.

RUFUS A. FULTON, JR., age 64. Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Mr. Fulton also serves as a director of Burnham Holdings, Inc.

EUGENE H. GARDNER, (Independent) age 69. President, Gardner, Russo & Gardner (investment advisor). Director since 1981.

CLYDE W. HORST, (Independent) age 66. Chairman of the Board, The Horst Group, Inc. (diversified holding company). Director since 1978.

R. SCOTT SMITH, JR., age 58. President and Chief Operating Officer, Fulton Financial Corporation. Director since 2001.

CLASS OF 2007

(Three-Year Term)

DONALD M. BOWMAN, JR., (Independent) age 66. Partner, Bowman Group (trucking and real estate business). Director since 1994.

CLARK S. FRAME, age 54. Chairman, Premier Bank (banking). Director since 2003.

GEORGE W. HODGES, (Independent) age 54. President, The Wolf Organization, Inc. (distributors of lumber and building supplies). Director since 2001. Mr. Hodges also serves as a director of York Water Company, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

JOSEPH J. MOWAD, M.D., (Independent) age 69. Director of Urology, Geisinger Medical Center (urologist). Director since 1999.

JOHN O. SHIRK, (Independent) age 61. Attorney, Barley Snyder LLC (law firm). Director since 1983.

Security Ownership of Directors, Nominees and Management

     The following table sets forth the number of shares of common stock beneficially owned as of February 24, 2005, by each director, nominee for director and executive officer named in the Summary Compensation Table under "Executive Officer Compensation" below. Unless otherwise indicated in a footnote, shares shown as beneficially owned are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. None of these individuals owns more than one percent of the Corporation's common stock. The directors, nominees and executive officers of the Corporation as a group, owned of record and beneficially 3,779,377(1) shares of Fulton Financial Corporation common stock, representing less than three percent of such shares then outstanding.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned
Jeffrey G. Albertson	Director	181,164(2)
Richard J. Ashby, Jr.	Executive Vice President	282,531(3)
Donald M. Bowman, Jr.	Director	487,561(4)
Craig A. Dally	Director	122,062(5)
Clark S. Frame	Director	259,771(6)
Patrick J. Freer	Nominee for Director	54,011(7)
Rufus A. Fulton, Jr.	Director and Chairman and Chief Executive Officer	418,936(8)
Eugene H. Gardner	Director	40,350
George W. Hodges	Director	24,815(9)
Carolyn R. Holleran	Nominee for Director	28,436
Clyde W. Horst	Director	80,951(10)
Thomas W. Hunt	Nominee for Director	323,383(11)
Donald W. Lesher, Jr.	Nominee for Director	114,753(12)
Joseph J. Mowad	Director	46,476(13)
Charles J. Nugent	Senior Executive Vice President and Chief Financial Officer	312,460(14)
Abraham S. Opatut	Nominee for Director	277,522(15)
Mary Ann Russell	Nominee for Director	45,327
John O. Shirk	Director	39,978(16)
R. Scott Smith, Jr.	Director and President and Chief Operating Officer	375,461(17)
Gary A. Stewart	Nominee for Director	263,429(18)

Footnotes

(1) Includes 1,005,328 shares issuable upon the exercise of vested stock options which have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

(2) Includes 8,814 shares held by his spouse and 476 shares held by his child. Also, includes 14,526 shares held in the Albertson Ward Profit Sharing Plan. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

(3) Includes 6,552 shares held in the Corporation's Profit Sharing Plan and 196,815 shares which may be acquired pursuant to the exercise of stock options. Also includes 34,745 shares held by his spouse.

(4) Includes 28,381 shares held by his spouse and 94,638 shares held by Bowman Sales & Equipment, Inc.

(5) Includes 12,730 shares held as custodian for his children.

(6) Includes 24,762 shares held as custodian for his children. Also includes 46,068 shares held in trust. Mr. Frame disclaims any beneficial ownership of the 46,068 shares held in trust.

(7) Includes 184 shares owned by his spouse. Also includes 36,815 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

(8) Includes 6,272 shares held by his spouse. Mr. Fulton disclaims any beneficial ownership in 6,272 shares held by his spouse. Includes 40,263 shares held in the Corporation's Profit Sharing Plan and 161,588 shares which may be acquired pursuant to the exercise of stock options.

(9) Includes 17,605 shares owned by his spouse and 6,173 shares which may be acquired pursuant to the exercise of stock options.

(10) Includes 33,865 shares held by his spouse.

(11) Includes 162,923 shares owned by his spouse. Also includes 89,190 shares held by his children and 37,654 shares which may be acquired pursuant to the exercise of stock options.

(12) Includes 4,134 shares held by his spouse.

(13) Includes 40,673 shares held by his spouse.

(14) Includes 29,558 shares held by his spouse. Also includes 18,506 shares held in the Corporation's Profit Sharing Plan and 254,489 shares which may be acquired pursuant to the exercise of stock options.

(15) Includes 5,213 shares owned by his spouse. Also includes 30,621 shares owned by a partnership of which Mr. Opatut is a partner; 12,103 shares owned by a limited liability company of which Mr. Opatut is a managing member; and 78,008 shares which may be acquired pursuant to the exercise of stock options.

(16) Includes 13,053 shares owned by his spouse and 2,517 shares held as custodian for a child. Also includes 2,481 shares held in a trust.

(17) Includes 995 shares held by his children. Also includes 13,507 shares held in the Corporation's Profit Sharing Plan and 270,601 shares which may be acquired pursuant to the exercise of stock options.

(18) Includes 68,294 shares held in a grantor retained annuity trust and 68,025 shares held in the Stewart Foundation. Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Foundation.

Vote Required for Proposal No. 1

     The seven candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as votes cast on the election of directors.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION

General Information

     The Articles of Incorporation of Fulton Financial Corporation, as presently in effect, provide that the authorized capital of Fulton Financial Corporation shall consist exclusively of 400 million shares of common stock, par value $2.50 per share, and 10 million shares of preferred stock without par value. As of February 24, 2005, there were _______ shares of common stock outstanding, which shares were held by _______ owners of record. In addition, as of that date, _____________ shares of common stock were reserved for issuance pursuant to stock option plans, ______________ shares were reserved for issuance pursuant to the Dividend Reinvestment and Stock Purchase Plan, ___________ shares were reserved for issuance pursuant to the Shareholder Rights Plan adopted on June 20, 1989 and amended and restated April 27, 1999, and 3,585,818 shares which have been reserved for issuance in connection with the acquisition of SVB Financial Services, Inc. Thus, _____________ shares of common stock are currently available for future financing, acquisitions and other corporate purposes. (For each additional share issued, one share must be reserved for issuance pursuant to the Shareholders Rights Plan; therefore only _____________ shares remain available for discretionary issuance.) No shares of preferred stock have been issued by Fulton Financial Corporation.

     On January 18, 2005, the Board of Directors adopted a proposal to amend Article 5 of the Articles of Incorporation of Fulton Financial Corporation for the purpose of increasing the number of authorized shares of common stock from 400 million to 600 million shares. Under the proposed amendment, no change would be made in the number of authorized shares of preferred stock. The Board of Directors believes that it is desirable to have additional authorized shares of common stock available for issuance for the purpose of raising additional capital and for use in connection with stock dividends, stock splits, acquisitions, issuance pursuant to the Dividend Reinvestment and Stock Purchase Plan and employee benefit plans and other general corporate purposes. Having additional authorized shares of common stock available for issuance in the future would provide Fulton Financial Corporation with greater flexibility in pursuing such corporate purposes and would allow additional shares to be issued without the expense and delay of further amendments to the Articles of Incorporation, which would require shareholder approval at an annual or special shareholders meeting. Having this flexibility has supported Fulton Financial Corporation's history of declaring stock splits or dividends and has been a key element of Fulton Financial Corporation's successful acquisition strategy that has resulted in 23 acquisitions since 1982. These acquisitions have been a significant contributing factor to the Corporation's growth and earnings over the years. The rules of the NASDAQ National Market System, on which Fulton Financial Corporation common stock trades, and the Pennsylvania Business Corporation Law, may, however, require shareholder approval before additional shares could be issued under certain circumstances.

     The additional shares of Fulton Financial Corporation common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. The holders of Fulton Financial Corporation common stock do not have preemptive rights in connection with the issuance of additional shares of common stock.

     If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania.

     The proposed amendment to increase the number of authorized shares of common stock is not proposed to discourage a takeover or change in control of Fulton Financial Corporation. Nevertheless, in certain instances, a proposal to increase the amount of authorized stock may have an anti-takeover effect. In the event that a hostile takeover of Fulton Financial Corporation is threatened, the Board of Directors could issue shares of common stock or preferred stock to dilute the stock ownership of persons seeking to obtain control of the company.

     The Board of Directors believes that its proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock is in the best interests of Fulton Financial Corporation and its shareholders. The Board of Directors recommends that the shareholders vote FOR the approval of the amendment of the Articles of Incorporation.

Vote Required For Proposal No. 2

     Under the Articles of Incorporation of Fulton Financial Corporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required in order to approve the proposed amendment.

     Abstentions and broker non-votes will be counted as shares that are present at the meeting, but will not be counted as a vote cast on approval of the amendment. Therefore, an abstention or broker non-vote has the effect of a vote against approval of the amendment.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive Officers

     The following persons are the executive officers of Fulton Financial Corporation:

Name	Age	Office Held and Term of Office
Rufus A. Fulton, Jr.	64

Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation since January 1999; previously President and Chief Executive Officer of Fulton Financial Corporation. Member of Senior Management of Fulton Financial Corporation.

R. Scott Smith, Jr.	58

President and Chief Operating Officer of Fulton Financial Corporation since January 2001; previously Executive Vice President of Fulton Financial Corporation and Chairman, President and Chief Executive Officer of Fulton Bank. Member of Senior Management of Fulton Financial Corporation.

Charles J. Nugent	56

Senior Executive Vice President and Chief Financial Officer of Fulton Financial Corporation since January 2001; previously Executive Vice President and Chief Financial Officer of Fulton Financial Corporation. Member of Senior Management of Fulton Financial Corporation.

Richard J. Ashby, Jr.	60

Executive Vice President of Fulton Financial Corporation and since January 2002, Chairman and Chief Executive Officer of Fulton Bank; previously Chairman, President and Chief Executive Officer of Fulton Bank; President and Chief Operating Officer of Fulton Bank; and Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank. Member of Senior Management of Fulton Financial Corporation and Fulton Bank.

Executive Compensation

     The following summary compensation table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated named executive officers whose total annual salary and bonus exceeded $100,000 in 2004.

SUMMARY COMPENSATION TABLE
	Annual Compensation			Long-term Compensation
Name and Principal Position					All Other Compensation*
	Year	Salary	Bonus	Options

Rufus A. Fulton, Jr.,	2004	$818,518.74	$ 31,481.49	65,000	$122,777.81
Chairman of the Board and Chief Executive Officer	2003	$777,777.78	$ 28,703.70	36,000	$116,666.60
	2002	$688,518.30	$ 26,481.48	34,500	$103,277.78

R. Scott Smith, Jr., President and Chief Operating Officer	2004	$495,926.08	$19,074.08	55,000	$ 74,388.91
	2003	$466,851.78	$17,222.22	30,000	$ 70,027.02
	2002	$404,444.44	$15,555.56	28,700	$ 60,666.67

Charles J. Nugent,	2004	$390,000.00	$15,000.00	48,000	$ 58,500.00
Senior Executive Vice President and Chief Financial Officer	2003	$376,111.11	$13,888.89	26,000	$ 56,416.67
	2002	$337,037.04	$12,962.96	24,700	$ 50,555.56

Richard J. Ashby, Jr.	2004	$346,666.85**	$13,333.33	40,000	$ 52,000.03
Executive Vice President	2003	$335,925.92**	$12,407.41	22,000	$ 50,388.89
	2002	$298,962.96**	$11,037.04	20,550	$ 43,044.44

*     Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer.

**   Includes amounts, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan

STOCK OPTION GRANTS IN FISCAL YEAR 2004
Name	Options Granted	% of Total Options Granted to Employees	Exercise or Base Price Per Share	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% 10%

Rufus A. Fulton, Jr.	65,000	6.23%	$20.185	June 30, 2014	$825,125.47	$2,091,029.95

R. Scott Smith, Jr.	55,000	5.27%	$20.185	June 30, 2014	$698,183.09	$1,769,333.04

Charles J. Nugent	48,000	4.60%	$20.185	June 30, 2014	$609,323.43	$1,544,145.19

Richard J. Ashby, Jr.	40,000	3.83%	$20.185	June 30, 2014	$507,769.52	$1,286,787.66

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2004 AND FISCAL YEAR END OPTION VALUES
Name	Shares Acquired on Exercise*	Value Realized	Number of Unexercised Options at Fiscal Year End**	Value of Unexercised In-the-Money Options at Fiscal Year End*

Rufus A. Fulton, Jr.	122,355	$947,768.59	192,894	$1,036,433.53
R. Scott Smith, Jr.	34,791	$448,695.69	270,601	$2,050,916.53
Charles J. Nugent	18,757	$237,859.16	254,489	$2,054,023.13
Richard J. Ashby, Jr.	19,922	$258,850.87	208,852	$1,657,298.90

*     Restated to reflect a 5% stock dividend paid on June 4, 2004.

**   All options are currently exercisable.

EQUITY COMPENSATION PLAN INFORMATION(1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders(2)	5,272,692	$13.43	12,816,200
Equity compensation plans not approved by security holders	0	0	0
Total	5,272,692	$13.43	12,816,200

(1)     As of December 31, 2004.

(2)     The plans are Fulton Financial Corporation's 1996 Incentive Stock Option Plan and 2004 Stock Option and Compensation Plan.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     For 2004, compensation for executive officers of Fulton Financial Corporation was determined December 16, 2003 by the Board of Directors after receiving recommendations from the Executive Committee of the Board of Directors based upon external salary comparisons and individual performance.2 In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2004, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which Peter R. Johnson & Company, a consultant on executive compensation, developed in 2001. Fulton Financial Corporation's executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that the Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2004, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past six years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies used by the Executive Committee for purposes of making a comparative analysis of executive compensation for 2004 included the same bank holding companies that were incorporated in the Corporation's 2003 peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The peer group included bank holding companies that at the time were comparable to Fulton Financial Corporation in terms of asset size, although they were not necessarily comparable in terms of financial performance.

     Pursuant to the 2004 Stock Option Compensation Plan approved by the Board of Directors on October 21, 2003 and the shareholders in 2004, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined based on the performance of Fulton Financial Corporation measured in terms of total shareholder return for the immediately preceding five-year period relative to a peer group selected by the Executive Compensation Committee. The awards of stock options made to the executive officers of Fulton Financial Corporation during 2004 were determined by the Board of Directors based on the recommendations of the Executive Compensation Committee. In making such recommendations, the Executive Compensation Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation, as well as information provided by the Chief

2     At its January 20, 2004, regular board meeting, the Board of Directors discussed the NASDAQ listing standards that provide, among other things, for either a compensation committee of the Board consisting solely of "independent" directors or a majority of the "independent" directors of the Board to approve the compensation for executive officers. The Board formed an Executive Compensation Committee in March 2004. At an October 18, 2004 meeting, the Executive Compensation Committee reviewed and evaluated information concerning the compensation and performance of the executive officers of Fulton Financial Corporation and voted to recommend to the independent directors of the Board of Directors increases in the 2005 salaries for each of the executive officers. At a regular board meeting on December 21, 2004, the independent directors of the Board of Directors, after discussion, approved the recommendations of the Executive Compensation Committee for increasing the 2005 salaries of the executive officers.

Executive Officer concerning the level of individual performance and contribution to the organization of each of the other executive officers. The Executive Compensation Committee used the same criteria in determining the number of options to be awarded to the Chief Executive Officer. The Executive Compensation Committee did not establish specific target levels for individual performance or corporate profitability. The Executive Compensation Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

Executive Compensation Committee3

Carolyn R. Holleran, Chair	Patrick J. Freer
Donald M. Bowman, Jr., Vice Chair	George W. Hodges
Eugene H. Gardner	Donald W. Lesher, Jr.

SEVERANCE AGREEMENTS AND SURVIVORS' BENEFITS

     Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation employee retirement plans. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

     Officers of Fulton Financial Corporation and certain of its bank subsidiaries as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

3     The charter for the executive compensation committee is available on Fulton Financial Corporation's website: www.fult.com

PERFORMANCE GRAPH

     The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1999, in each of the following: (i) Fulton Financial Corporation common stock; (ii) the stock of all United States companies traded on the NASDAQ Stock Market; (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; (iv) common stock of a new peer group of bank and financial holding companies approved by the Board of Directors on September 21, 2004 to replace the previously used peer group4 and (B) all dividends were reinvested in such securities over the past five years.

Comparison of Five Year-Cumulative Total Returns

Fulton Financial Corporation
Legend	Description

FFC	FULTON FINANCIAL CORPORATION
NASDAQ	NASDAQ Stock Market (U.S. Companies)
2003 Peer Group

Self-Determined Peer Group consisting of bank holding companies with assets of $2 - $8 billion at 9/30/96 with corporate headquarters in PA, MD, NJ, DE, OH, NY, DC, VA, WV and NC and not under an acquisition agreement as of 12/31/04

2004 Peer Group

Self-Determined Peer Group consisting of bank and financial holding companies located throughout the United States with assets of $6-20 billion at 9/21/04 and not under an acquisition agreement as of 12/31/04

Notes:

4 The 2003 Peer Group was replaced because the Corporation's asset size is now greater than $8 billion and, therefore, it is more appropriate to measure the performance of the Corporation with a larger group of similar sized companies.

                    A.

The lines represent yearly index levels derived from compounded daily returns that include all dividends.
B.	If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
C.	The index level for all series was set to 100.0 on 12/31/99.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
FFC	100.00	138.90	142.40	148.69	199.70	230.08
NASDAQ	100.00	60.82	48.16	33.11	49.93	54.49
2003 Peer Group	100.00	123.21	145.58	149.05	185.38	208.67
2004 Peer Group	100.00	121.55	138.46	139.67	181.21	211.52
Source : SNL Financial LC, Charlottesville, VA

INFORMATION CONCERNING DIRECTORS

Meetings and Committees of the Board of Directors

     The Board of Directors of Fulton Financial Corporation has a standing Executive Committee, Audit Committee, Nominating Committee, Executive Compensation Committee and Trust Committee. There is also a standing Human Resources Committee which, except with regard to the executive officers of Fulton Financial Corporation, serves as the compensation committee.

Compensation Committee Interlocks and Insider Participation

     Historically, the Executive Committee of the Board of Directors of Fulton Financial Corporation functioned as the compensation committee responsible for considering the compensation for executive officers of Fulton Financial Corporation and for presenting salary recommendations for these officers to the Board of Directors for approval. In December 2003, the committee recommended and the Board of Directors approved the 2004 compensation for the executive officers. Members of the Executive Committee are Carolyn R. Holleran, Chair, Donald M. Bowman, Jr., Vice Chair, and Messrs. Freer, Fulton, Gardner, Hodges, and Lesher. In 2004, Mr. Fulton was Chairman and Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton did not participate in discussions as to his own 2004 compensation. There are no interlocking relationships, as defined in regulations of the SEC, involving members of the Executive Committee. Except for the powers expressly excluded in Section 5 of Article III of the Bylaws, the Executive Committee also exercises the powers of the Board of Directors between board meetings. The Executive Committee met once in 2004.

Other Board Committees

     Members of the Audit Committee are George W. Hodges, Chair, Eugene H. Gardner, Vice Chair, Mrs. Mary Ann Russell and Messrs. Freer, Hunt and Stewart. All members of the Audit Committee meet the experience and independence requirements of the National Association of Security Dealers, Inc., the Securities and Exchange Act of 1934, and the rules and regulations of the SEC. Directors Gardner and Hunt were determined to qualify, and agreed to serve, as the Audit Committee's "financial expert" as defined by the SEC regulations. The Audit Committee met eleven times during the year. The Audit Committee is governed by a formal charter, which was adopted in 2004. The Audit Committee's pre-approval policy and procedure for audit and non-audit services is set forth in its charter. The functions of the Audit Committee include, among other things, sole authority to appoint or replace the independent auditor; direct responsibility for the compensation and oversight of the work of the independent auditor; oversight of the overall relationship with the independent auditor; meeting with the independent auditor to review the scope of audit services; reviewing and discussing with management and the independent auditor annual and quarterly financial statements and related disclosures; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     Members of the Nominating Committee are Carolyn R. Holleran, Chair, Donald M. Bowman, Jr., Vice Chair and Messrs. Freer, Gardner, Hodges and Lesher. The Nominating Committee members met one time during the year. The Nominating Committee is responsible for, among other things, recommending to the independent directors the nominees for election to the Board of Directors.

     Members of the Executive Compensation Committee are Carolyn R. Holleran, Chair, Donald M. Bowman, Jr., Vice Chair, and Messrs. Freer, Gardner, Hodges and Lesher. The Executive Compensation Committee met four times during the year. The Executive Compensation Committee is responsible, for among other things, recommending the compensation and stock option awards for the executive officers to the Board of Directors.

     Members of the Trust Committee are Joseph J. Mowad, M.D., Chair, Craig A. Dally, Vice Chair, Mrs. Carolyn R. Holleran and Messrs. Bowman, Henry and Hess. Directors Henry and Hess will be retiring as of the 2005 Annual Meeting in accordance with the Corporation's mandatory retirement policy. Messers Fulton and Smith serve as ex officio members of this Committee. The Trust Committee met seven times during the year. The Trust Committee is responsible for consulting with management of Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, and overseeing all trust, investment, insurance and related financial services which Fulton Financial Corporation performs, directly or indirectly through an affiliate.

     Members of the Human Resources Committee are Donald W. Lesher, Jr., Chair, Jeffrey G. Albertson, Vice Chair and Messrs. Frame, Horst, Opatut and Shirk. Messers Fulton and Smith serve as ex officio members of this Committee. The Committee met seven times during the year to review benefit and salary administration programs (except for executive officers of Fulton Financial Corporation) and other human resources matters affecting Fulton Financial Corporation and its subsidiaries.

     There were eight meetings of the Board of Directors of Fulton Financial Corporation and thirty meetings of committees of the Board of Directors of Fulton Financial Corporation during 2004. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of the board committees on which he or she served.

Executive Sessions

     The independent directors of the board met three times in executive session in 2004.

Annual Meeting Attendance

     In 2004, Fulton Financial Corporation did not have a policy requiring directors to attend the Annual Meeting, however, in order to facilitate their attendance, the corporation held its regularly scheduled board meeting for April at 9 a.m., April 22, 2004, at the Hershey Lodge and Convention Center, the same date and location as the 2004 Annual Meeting, which began at 12:00 noon. One retiring director was absent from that regular board meeting but he did attend the Annual Meeting . Fulton Financial Corporation has scheduled its 2005 regular April board meeting in a similar manner.

Compensation of Directors

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $12,000 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $1,000 for each Board of Directors meeting attended and $1,000 for each committee meeting attended on non-board meeting days. The chairpersons of the Audit Committee and the Executive Committee also are paid an annual fee of $2,500. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 2004. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

     Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 2004 and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank, a subsidiary of Fulton Financial Corporation, for many years. In 2004, Albertson Ward was paid $106,550.20 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley Snyder LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 2004. Director John O. Shirk is a partner in this law firm. The law firm of Pierce & Dally, LLP, Nazareth, Pennsylvania, provided legal services to Lafayette Ambassador Bank in 2004. In 2004, Pierce & Dally was paid $________ in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Craig A. Dally is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

     In 2004, a banking subsidiary of Fulton Financial Corporation paid annual rent of $_________for a branch office to The Bowman Group, LLP. Director Donald M. Bowman, Jr. is a limited partner in The Bowman Group, LLP.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the following case: with respect to Clark S. Frame, the report of a sale of 162 shares of Fulton Financial Corporation stock on November 9, 2004 was filed on January 18, 2005. The failure to file a timely report was inadvertent and occurred as a result of a delay in getting timely and accurate information from the Plan Administrator of Premier Bank 401 (k) Plan.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 2004, Fulton Financial Corporation engaged KPMG LLP ("KPMG"), independent certified public accountants, to audit the Corporation's financial statements.

     The appointment of KPMG for the current year will be reviewed in the second quarter of 2005. Representatives of KPMG are expected to be present at the 2005 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

     The Audit Committee of the Board of Directors of Fulton Financial Corporation has carefully considered whether the provision of the non-audit services described below which were performed by KPMG in 2004 would be incompatible with maintaining the independence of KPMG in performing its audit services and has determined that, in its judgment, the independence of the auditor has not been compromised.

     All fees paid to KPMG in 2004 and 2003 were preapproved by the Audit Committee. The Audit Committee preapproves all auditing and permitted non-auditing services, including the fees and terms thereof, to be performed by its independent auditor, subject to the de minimus exceptions from non-auditing services permitted by the Securities and Exchange Act of 1934. However, these types of services are approved prior to completion of the services. The Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services. Any decisions of such subcommittees to grant preapprovals shall be presented to the full Committee for ratification at its next scheduled meeting.

     The Audit Committee has stated that, based on its review and discussion of the audited 2004 financial statements of Fulton Financial Corporation with management and the Corporation's auditor, KPMG, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit A.

Audit Fees

     KPMG billed Fulton Financial Corporation $1,030,000 in 2004 and $372,500 in 2003 for professional services rendered for the audit of the Corporation's annual financial statements and reviews of the financial statements included in the Corporation's Forms 10-Q filed with the Securities and Exchange Commission. Of the amount billed in 2004, $30,000 related to the 2003 audit. Of the amount billed in 2003, $40,000 related to the 2002 audit. Fulton Financial Corporation expects to be billed approximately $600,000 in 2005 related to the 2004 audit.

Audit Related Fees

     KPMG billed Fulton Financial Corporation a total of $40,000 in 2004 and $81,800 in 2003 for audit related fees. These fees were primarily for professional services related to mergers and acquisitions.

Tax Fees

     KPMG billed Fulton Financial Corporation a total of $92,675 in 2004 and $215,424 in 2003 for tax fees. These fees were for the preparation and review of federal and state income tax returns for Fulton Financial Corporation and its subsidiaries, as well as for various tax planning and tax consulting matters.

All Other Fees

     KPMG billed Fulton Financial Corporation $106,580 in 2004 for other professional services, including $60,000 for licensing of a control assessment template, $20,000 for a SAS 70 report on the processing of transactions by the retirement services area of its trust subsidiary and $26,580 for services rendered to the trust subsidiary. KPMG did not bill Fulton Financial Corporation for any other services in 2004 and 2003 that were not included above.

ADDITIONAL INFORMATION

     A copy of the Annual Report of Fulton Financial Corporation on Form 10 K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders. The Corporation will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. Such a request should be made to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604, (717) 291-2411. Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

OTHER MATTERS

     The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement, which will be presented at the 2005 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

RUFUS A. FULTON, JR.

Chairman of the Board and

Chief Executive Officer

Lancaster, Pennsylvania

March 10, 2005

EXHIBIT A

Report of Audit Committee

February 22, 2005

To the Board of Directors of Fulton Financial Corporation:

We have reviewed and discussed with management the Corporation's audited financial statements as of, and for the year ended, December 31, 2004

We have discussed with representatives of KPMG LLP, the Corporation's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

George W. Hodges, Chair

Eugene H. Gardner, Vice Chair

Patrick J. Freer

Thomas W. Hunt

Mary Ann Russell

Gary A. Stewart

FULTON FINANCIAL CORPORATION

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of
Directors and will be voted as directed. If no
directions are given, this proxy will be voted
FOR the election of the nominees listed and
FOR the Proposal to Amend the Articles of
Incorporation

VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A TWO YEAR TERM:		All For | |	All Withhold | |	Except For All | |	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.
01) Thomas W. Hunt
DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
01) Patrick J. Freer	04) Abraham S. Opatut
02) Carolyn R. Holleran	05) Mary Ann Russell
03) Donald W. Lesher, Jr.	06) Gary A. Stewart

     VOTE ON PROPOSAL NO. 1 - AMENDMENT OF THE
          ARTICLES OF INCORPORATION

          DIRECTORS RECOMMEND A "FOR" VOTE FOR THE
          APPROVAL OF THE PROPOSAL TO AMEND THE
          ARTICLES OF INCORPORATION TO INCREASE THE
          NUMBER OF AUTHORIZED SHARES OF COMMON
          STOCK FROM 400 MILLION TO 600 MILLION

		For | |	Against | |	Abstain | |

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box and write them on the back where indicated. | |

Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)		Date

     This proxy hereby appoints David S. Etter, Samuel H. Jones, Jr. and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on February 24, 2005, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 13, 2005, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

Address Changes/Comments:

     (If you noted any address changes/comments above, please mark corresponding box on reverse side.)

FULTON FINANCIAL CORPORATION

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 18, 2005.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ATTN; SHAREHOLDER SERVICES ONE PENN SQUARE LANCASTER, PA 17604

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 12, 2005.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

ANNUAL REPORT

Fulton Financial corporation's Annual Report may be viewed online by visiting our website at www.fult.com.  To request an Annual Report, please call Fulton Financial Advisors, N.A. - Retirement Services at (717) 291-2445

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BACK INK AS FOLLOWS:

-------------------------------------------------------------------------------------------FFINL1----------------------------------------KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
FULTON FINANCIAL CORPORATION

This proxy is solicited by the Board of
Directors and will be voted as directed. If no
directions are given, this proxy will be voted
FOR the election of the nominees listed and
FOR the Proposal to Amend the Articles of
Incorporation

VOTE ON PROPOSAL NO. 1 - ELECTION OF DIRECTORS DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A TWO YEAR TERM:		All For | |	All Withhold | |	Except For All | |	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.
01) Thomas W. Hunt
DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING NOMINEES FOR A THREE YEAR TERM:
01) Patrick J. Freer	04) Abraham S. Opatut
02) Carolyn R. Holleran	05) Mary Ann Russell
03) Donald W. Lesher, Jr.	06) Gary A. Stewart

     VOTE ON PROPOSAL NO. 1 - AMENDMENT OF THE
          ARTICLES OF INCORPORATION

          DIRECTORS RECOMMEND A "FOR" VOTE FOR THE
          APPROVAL OF THE PROPOSAL TO AMEND THE
          ARTICLES OF INCORPORATION TO INCREASE THE
          NUMBER OF AUTHORIZED SHARES OF COMMON
          STOCK FROM 400 MILLION TO 600 MILLION

		For | |	Against | |	Abstain | |

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box and write them on the back where indicated. | |

Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)		Date

     This proxy hereby appoints David S. Etter, Samuel H. Jones, Jr. and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on February 24, 2005, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 13, 2005, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

     If shares of Fulton Financial Corporation Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Fulton Financial Corporation Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Address Changes/Comments:

     (If you noted any address changes/comments above, please mark corresponding box on reverse side.)